Exhibit 99.1
IDEX Corporation Fourth Quarter and Full Year 2010 Earnings Release February 3, 2011

Agenda IDEX Outlook 2010 Summary 2010 Segment Performance Fluid & Metering Health & Science Dispensing Equipment Fire & Safety 2011 Guidance Q&A 2

Replay Information Dial toll-free: 800.642.1687 International: 706.645.9291 Conference ID: #35655677 Log on to: www.idexcorp.com 3

Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward- looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC. 4

Total Revenue Adjusted Operating Margin* Free Cash Flow Adjusted EPS* IDEX 2010 Financial Performance Record Revenue and EPS in 2010 5 *Q4 '10 EPS and Op Margin adjusted for $4.7M of restructuring expense ($3.8M in Q4 '09) / FY 2010 adjusted for $11.1M of restructuring expense ($12.1M in 2009) ** Q4 and Full year 2010 Free Cash Flow adjusted for $31M forward starting interest rate swap settlement Organic: 14% Organic: 12% ** **

Fluid & Metering Double digit growth...margins expanded 220 bps in 2010 6 2010 Sales Mix: Organic +13% Acquisition +2% Fx -1% Total +14% Progress in the Year: (+) Water - New products and regional expansion (-) Water - US Muni spend continues to be soft (+) Energy - Asia, Middle East and Latin America projects (+) Chem/Industrial - Int'l markets strong, MRO continues in US (+) Agriculture - Farm recovery driving equipment purchases (+) Acquisitions - OBL and Periflo; Water product expansion (+) Acquisitions - Fitzpatrick; Pharma platform Total Orders Total Revenue Adjusted Op Margin

7

IDEX Pharma Build Out

- **Rise of Generics and new blockbuster drugs = pharma production increase**
- **Worldwide pharma growing 2x GDP**
  - **"Pharmerging" growing 15%+**
- **Continued build out of our Pharma platform in 2010 and 2011**
  - **Fitzpatrick and Microfluidics**
  - **Complementary products with Quadro**
- **Synergies….sales force, regional sales facilities and labs, shared customers**



Solids
Coarse
Quadro
Fine
Fitzpatrick
Nano
Smaller ← Particle Size → Bigger
Dispersing Disks / Mixers / Agitators
Quadro
High speed rotor/stator mixers / Mills
High pressure homogenizers / Ultrasonics
Microfluidics
Liquids

IDEX Proprietary & Confidential

$70M of high growth product with room to grow…organically and acquisitively

Health & Science Record sales and profit; nearly 400 bps of margin expansion in 2010 8 2010 Sales Mix: Organic +21% Acquisition +10% Fx - Total +31% Progress in the Year: (+) Continued success with UHPLC (next gen) platforms (+) Gaining content on OEM platforms (+) New product launch into dental market well received (+) Seals acquisition performing well (+) Successfully completed large facility consolidation Total Orders Total Revenue Adjusted Op Margin

Dispensing Completed large DIY project order; 2010 margins expanded on down sales 9 2010 Sales Mix: Organic Flat Acquisition - Fx -2% Total -2% Progress in the Year: (-) US and Western Europe markets continue to be soft (+) Asia and parts of Eastern Europe activity accelerating (+) Business remains profitable at depressed volume levels Total Orders Total Revenue Adjusted Op Margin

Fire & Safety Rescue gaining share, BAND-IT winning in new markets...near 24% Op Margin 10 2010 Sales Mix: Organic +2% Acquisition - Fx -1% Total +1% Progress in the Year: (+) eDraulic (next gen) rescue gaining traction, ahead of plan (+) International market growth (+) New applications expanding BAND-IT globally (-) Fire truck builds in North America continue at historic lows (+) Fire business winning with OEM's in other parts of the world Total Orders Total Revenue Adjusted Op Margin

Outlook: 2011 Guidance Detail 11 Mid to High Single Digit Organic Sales Growth...12 - 17% EPS Growth 2011 Organic Growth Expectations Fluid and Metering Technologies - up mid to high single digits Health and Science Technologies - up near double digits Fire & Safety/Diversified - up mid to high single digits Dispensing Equipment - down high single digits

Outlook: 2011 Guidance Summary Q1 2011 EPS estimate range: $0.52 - $0.54 Organic revenue growth of 5% - 7% Negative Fx impact of ~1% to sales (at Jan 31 rates) Positive impact of ~6% from acquisitions FY 2011 EPS estimate range: $2.23 - $2.33 Organic revenue growth in the mid to high single digits Operating margins of 18%+ Positive Fx impact of ~1% to sales (at Jan 31 rates) Positive impact of ~4% from acquisitions Tax rate = 32.5% Other modeling items Cap Ex $32-35M Free Cash Flow significantly exceeds net income EPS estimate excludes future acquisitions and related costs 12

Q&A 13